SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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Delaware Group® Equity Funds V
Delaware Group® Foundation Funds

(Name of Registrant as Specified in Its Charter)

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DELAWARE GROUP EQUITY FUNDS V
Delaware Wealth Builder Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Strategic Allocation Fund

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Boards of Trustees (“Trustees” or “Board”) of Delaware Group Equity Funds V and Delaware Group Foundation Funds (each, a “Trust” and collectively, the “Trusts”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements. The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about July 30, 2019 to shareholders of record of each Fund as of July 3, 2019 (the “Record Date”). The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

INTRODUCTION

The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”). The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval. The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”), approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to provide certain sub-advisory services to the Funds (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). MIMAK, MIMEL, MIMGL, and MFMHKL are affiliates of the Manager. The fixed income platform sub-advisory agreements between each of MIMAK, MIMEL, and MIMGL, and DMC, on behalf of the Funds (the “Fixed Income Sub-Advisory Agreements”) and the equity platform sub-advisory agreements between each of MIMGL and MFMHKL, and DMC on behalf of the Funds (the “Equity Sub-Advisory Agreements,” and together with the Fixed Income Sub-Advisory Agreements, the “Sub-Advisory Agreements”) are described in further detail below.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMAK, MIMEL, MIMGL, and MFMHKL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER AND OTHER SUB-ADVISOR

The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated Jan. 4, 2010 between the Trusts and the Manager (the “Management Agreement”). The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on Aug. 16, 2018. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds. In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year for each of the Funds, the Funds paid investment management fees to the Manager as described in Exhibit B. For the fiscal year ended March 31, 2018, the Manager paid $46,690 to the Delaware Strategic Allocation Fund’s sub-advisor, Jackson Square Partners, LLC (“JSP”).

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Chief Executive Officer and President; Roger A. Early, Trustee/Executive Director, Head of Fixed Income–America; David F. Connor, Trustee and Senior Vice President/General Counsel/Secretary; Richard Salus, Global Head of Fund Administration/Trustee; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer; Dominic B. Janssens, Global Chief Operations Officer (through July 31, 2019); Michael F. Capuzzi, US Chief Operations Officer (as of July 31, 2019); and Caroline Marull, Asia Pacific Chief Operations Officer (as of July 31, 2019). The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.

JSP, located at 101 California Street, Suite 3750, San Francisco, CA 94111, currently serves as a sub-advisor to the Delaware Strategic Allocation Fund’s large cap growth investment sleeve. JSP is a Delaware limited liability company resulting from a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, L.P., a Delaware limited partnership owned by certain JSP personnel. JSP is compensated out of the fees that the Manager receives from the Delaware Strategic Allocation Fund. As of Dec. 31, 2018, JSP managed a total of $16.8 billion in assets, including mutual funds, separate accounts, and other investment vehicles, of which approximately $733 million were non-discretionary assets under advisement.

THE NEW SUB-ADVISORS

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMAK serves as a sub-advisor with regard to the Delaware Wealth Builder Fund, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMAK and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMAK and the Manager is effective May 30, 2019.

MIMAK does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Director
Konrad Kontriner	Director

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMEL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMEL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMEL and the Manager is effective May 30, 2019.

MIMEL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:

Name	Position
David Fass	Director
Stephen Haswell	Director
Graham McDevitt	Director
Alison Wood	Chief Compliance Officer
Kathryn Burgess	Director

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMGL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations and quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMGL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager is effective May 30, 2019.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Megan Aubrey	Director
Brett Lewthwaite	Director
Grant Stephens	Director
Bruce Terry	Director
Nicholas Allton	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MFMHKL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MFMHKL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MFMHKL and the Manager is effective May 30, 2019.

MFMHKL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

ADDITIONAL SERVICES TO BE PROVIDED BY AFFILIATES UNDER SUB-ADVISORY ARRANGEMENTS FOR THE FUNDS – THE FIXED INCOME SUB-ADVISORY AGREEMENTS

The Fixed Income Sub-Advisory Agreements were approved by the Board. Under the Fixed Income Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMAK, MIMEL, and MIMGL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Fixed Income Sub-Advisory Agreements provide for the Manager to pay MIMAK, MIMEL, and MIMGL a fee based on the extent to which a Sub-Advisor provides services to the Funds. MIMAK, MIMEL, and MIMGL are compensated from the fees that the Manager received from the Funds.

The Fixed Income Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMAK, MIMEL, and/or MIMGL; (ii) the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, with written notice to MIMAK, MIMEL, and/or MIMGL; or (iii) MIMAK, MIMEL, or MIMGL with written notice to the Manager and the Trusts, each on not less than 60 days’ notice to the required parties.

The Fixed Income Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMAK, MIMEL, or MIMGL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Funds.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

In reaching the decision to approve the Fixed Income Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK and MIMGL, including its personnel, operations and financial condition, which had been provided by MIMEL, MIMAK and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Fixed Income Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK and MIMGL; information concerning MIMEL’s, MIMAK’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK and MIMGL; and a copy of the Fixed Income Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Fixed Income Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Fixed Income Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Funds. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make all of the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC and the Sub-Advisors as currently contemplated is primarily more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Fixed Income Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Funds’ strategy to the Sub-Advisors who would be permitted to execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Funds’ named portfolio managers will continue to retain principal responsibility for the Funds’ strategies and investment processes and be primarily responsible for the day-to-day management of the Funds’ portfolios. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Funds and their shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Funds and their shareholders.

Investment performance. In regard to the appointment of the Sub-Advisors for the Funds, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Funds would retain principal responsibility for the Funds’ strategies as described above. In addition, the Board considered that the Sub-Advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a Sub-Advisor’s specialized market knowledge.

Sub-advisory fees. The Board considered that DMC would pay the Sub-Advisors a sub-advisory fee based on the extent to which a Sub-Advisor provides services to the Funds as described in the Fixed Income Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent and quality of the sub-advisory services to be provided by each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each Sub-Advisor and are not additional fees borne by the Funds, and that the management fee paid by the Funds to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each Sub-Advisor based on a projection of Sub-Advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the Sub-Advisors to the Funds, there were no comparable accounts and corresponding fees to which the Sub-Advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale and fall out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Funds, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Funds and their shareholders through investment management fee breakpoints in DMC’s fee schedule for the Funds so that as the Funds grows in size, its effective investment management fee rate declines.

APPROVAL OF APPOINTMENT OF MIMGL AND MFMHKL AS SUB-ADVISORS TO THE FUNDS – THE EQUITY SUB-ADVISORY AGREEMENTS

The Equity Sub-Advisory Agreements were approved by the Board. Under the Equity Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMGL and MFMHKL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Equity Sub-Advisory Agreements provide that the fees are set at zero (0).

The Equity Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMGL and/or MFMHKL; (ii) the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, with written notice to MIMGL and/or MFMHKL; or (iii) MIMGL or MFMHKL with written notice to the Manager and the Trusts, each on not less than 60 days’ notice to the required parties.

The Equity Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMGL or MFMHKL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Funds.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

At a meeting held on May 16-17, 2018, the Board, including the Independent Trustees, approved the Equity Sub-Advisory Agreements between DMC and each of MIMGL and MFMHKL for the Funds.

In reaching the decision to approve the Equity Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHKL, including its personnel, operations, and financial condition, which had been provided by MIMGL and MFMHKL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Equity Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHKL; information concerning MIMGL’s and MFMHKL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHKL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHKL; and a copy of the Equity Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by the Manager in connection with the approval of the Equity Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMGL and MFMHKL each would provide as a Sub-Advisor to the Funds. The Board considered the investment process to be employed by MIMGL and MFMHKL in connection with DMC’s collaboration with MIMGL and MFMHKL in managing the Funds, and the qualifications and experience of MIMGL and MFMHKL’s equity teams with regard to implementing the Funds’ investment mandate. The Board considered MIMGL and MFMHKL’s organization, personnel, and operations. The Board also considered the Manager’s review and recommendation process with respect to MIMGL and MFMHKL, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMGL and MFMHKL to the Funds. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMGL and MFMHKL, as well as MIMGL and MFMHKL’s ability to render such services based on its experience, organization and resources, were appropriate for the Funds, in light of the Funds’ investment objectives, strategies, and policies.

In discussing the nature of the services proposed to be provided by the Sub-Advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHKL.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHKL fees in conjunction with the services that would be rendered to the sub-advised Funds. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the Manager and Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHKL would provide trade execution support, but that DMC’s portfolio managers for the Funds would retain portfolio management discretion over the Funds.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Funds increased, as applicable. The Board also considered that DMC and its affiliates may benefit by marketing a global approach to the portfolio management of its equity investment strategies.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trusts’ shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares of the Funds under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of July 3, 2019, as to each of the Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of June 28, 2019, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of each Fund other than those listed on Exhibit D. As of June 28, 2019, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless a Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary. or calling the Delaware Funds by Macquarie Service Center at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

EXHIBIT A

As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund	Management Fee (annual rate as a percentage of average
daily net assets)
Delaware Wealth Builder Fund	0.65% on the first $500 million
0.60% on the next $500 million
0.55% on the next $1.5 billion
0.50% of the average daily net assets in excess of $2.5 billion
Delaware Strategic Allocation Fund	0.65% on the first $500 million
0.60% on the next $500 million
0.55% on the next $1.5 billion
0.50% of the average daily net assets in excess of $2.5 billion

EXHIBIT B

During the fiscal year indicated, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management
		Fees Paid
Delaware Wealth Builder Fund	November 30, 2018	$4,265,545
Delaware Strategic Allocation Fund	March 31, 2018	$1,614,024

EXHIBIT C

NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JULY 3, 2019

Fund	Shares Outstanding
Delaware Wealth Builder Fund	38,967,892.990
Delaware Strategic Allocation Fund	25,016,314.660

EXHIBIT D

As of June 28, 2019, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Funds.

Fund Name/Class	Shareholders Name and Address	Percentage
DELAWARE STRATEGIC	AMERICAN ENTERPRISE INVESTMENT	10.58%
ALLOCATION FUND	SERVICES
CLASS C	707 2ND AVE SOUTH
MINNEAPOLIS MN 55402-2405
DELAWARE STRATEGIC	LPL FINANCIAL	10.88%
ALLOCATION FUND	OMNIBUS CUSTOMER ACCOUNT
CLASS C	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
DELAWARE STRATEGIC	MLPF&S FOR THE SOLE	8.87%
ALLOCATION FUND	BENEFIT OF ITS CUSTOMERS
CLASS C	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 322464-6484
DELAWARE STRATEGIC	NATIONAL FINANCIAL SERVICES LLC	8.78%
ALLOCATION FUND	FBO OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
DELAWARE STRATEGIC	PERSHING LLC	6.48%
ALLOCATION FUND	1 PERSHING PLAZA
CLASS C	JERSEY CITY NJ 07399-0002
DELAWARE STRATEGIC	WELLS FARGO CLEARING SERVICES LLC	11.67%
ALLOCATION FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS C	EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
SAINT LOUIS MO 63103-2523
DELAWARE STRATEGIC	BOND STREET CUSTODIANS LTD	34.95%
ALLOCATION FUND	ACF MACQUARIE GROUP SERVICES
CLASS I	AUSTRALIA PTY LTD -
MANAGED FUNDS TEAM
GPO BOX 4235
SYDNEY NSW 2001 AUSTRALIA
DELAWARE STRATEGIC	BOND STREET CUSTODIANS LTD	10.40%
ALLOCATION FUND	ACF MACQUARIE GROUP SERVICES
CLASS I	AUSTRALIA PTY LTD
MANAGED FUNDS TEAM
GPO BOX 4235
SYDNEY NSW 2001 AUSTRALIA

DELAWARE STRATEGIC	LINCOLN RETIREMENT SERVICES CO	19.78%
ALLOCATION FUND	FBO MMH INC
CLASS I	EMPLOYEES SAVINGS & 401K PLAN
	P.O. BOX 7876
	FORT WAYNE IN 46801
DELAWARE STRATEGIC	LINCOLN RETIREMENT SERVICES CO	13.32%
ALLOCATION FUND	FBO MMH INC RETIREMENT PLAN
CLASS I	P.O. BOX 7876
	FORT WAYNE IN 46801
DELAWARE STRATEGIC	ASCENSUS TRUST COMPANY	11.25%
ALLOCATION FUND	FBO BAYVILLE HOSPITALITY
CLASS R	P.O. BOX 10758
	FARGO ND 58106
DELAWARE STRATEGIC	ASCENSUS TRUST COMPANY	12.68%
ALLOCATION FUND	FBO BUTLER BALANCING COMPANY INC
CLASS R	PO BOX 10758
	FARGO ND 58106
DELAWARE STRATEGIC	DR. TENCZA	13.77%
ALLOCATION FUND	FBO TENCZA DENTAL ASSOCIATES PC
CLASS R	401(K) PLAN
	427 CATTELL STREET
	EASTON PA 18042
DELAWARE STRATEGIC	MID ATLANTIC TRUST COMPANY	6.17%
ALLOCATION FUND	FBO INDUSTRIAL PHYSICAL
CLASS R	CAPABILITY 401(k) PLAN
	1251 WATERFRONT PLACE SUITE 525
	PITTSBURGH PA 15222
DELAWARE STRATEGIC	MLPF&S FOR THE SOLE	26.38%
ALLOCATION FUND	BENEFIT OF ITS CUSTOMERS
CLASS R	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE STRATEGIC	MORGAN STANLEY SMITH BARNEY LLC	12.62%
ALLOCATION FUND	FOR THE EXCLUSIVE
CLASS R	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE WEALTH	LPL FINANCIAL	5.69%
BUILDER FUND CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE WEALTH	MLPF&S FOR THE SOLE	9.99%
BUILDER FUND CLASS A	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE WEALTH	MORGAN STANLEY SMITH BARNEY LLC	7.15%
BUILDER FUND CLASS A	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901

DELAWARE WEALTH	NATIONAL FINANCIAL SERVICES LLC	11.60%
BUILDER FUND CLASS A	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE WEALTH	PERSHING LLC	5.57%
BUILDER FUND CLASS A	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE WEALTH	WELLS FARGO CLEARING SERVICES LLC	11.23%
BUILDER FUND CLASS A	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE WEALTH	AMERICAN ENTERPRISE	8.09%
BUILDER FUND CLASS C	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE WEALTH	CHARLES SCHWAB & CO INC	8.91%
BUILDER FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE WEALTH	LPL FINANCIAL	6.42%
BUILDER FUND CLASS C	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE WEALTH	MLPF&S FOR THE SOLE	15.83%
BUILDER FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE WEALTH	MORGAN STANLEY SMITH BARNEY LLC	14.90%
BUILDER FUND CLASS C	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE WEALTH	NATIONAL FINANCIAL SERVICES LLC	6.02%
BUILDER FUND CLASS C	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310

DELAWARE WEALTH	UBS WM USA	10.49%
BUILDER FUND CLASS C	SPECIAL CUSTODY A/C EXCLUSIVE
	BEN CUSTOMERS OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086
DELAWARE WEALTH	WELLS FARGO CLEARING SERVICES LLC	14.01%
BUILDER FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE WEALTH	AMERICAN ENTERPRISE	7.48%
BUILDER FUND CLASS I	INVESTMENT SERVICES
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE WEALTH	LPL FINANCIAL	6.81%
BUILDER FUND CLASS I	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE WEALTH	MLPF&S FOR THE SOLE	24.28%
BUILDER FUND CLASS I	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE WEALTH	MORGAN STANLEY SMITH BARNEY LLC	9.86%
BUILDER FUND CLASS I	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE WEALTH	NATIONAL FINANCIAL SERVICES LLC	11.31%
BUILDER FUND CLASS I	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310
DELAWARE WEALTH	RAYMOND JAMES	6.50%
BUILDER FUND CLASS I	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE WEALTH	UBS WM USA	6.17%
BUILDER FUND CLASS I	SPECIAL CUST ACCT FOR THE EXCL
	BENEFIT OF CUSTOMERS OF UBSFS
	I1000 HARBOR BLVD
	WEEHAWKEN NJ 07086

DELAWARE WEALTH	WELLS FARGO CLEARING SERVICES LLC	8.00%
BUILDER FUND CLASS I	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE WEALTH	MID ATLANTIC TRUST COMPANY	7.34%
BUILDER FUND CLASS R	FBO PMALLIANCE INC 401K PLAN
	1251 WATERFRONT PLACE SUITE 525
	PITTSBURGH PA 15222
DELAWARE WEALTH	MLPF&S FOR THE SOLE	22.27%
BUILDER FUND CLASS R	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E FL2
	JACKSONVILLE FL 322464-6484
DELAWARE WEALTH	MORGAN STANLEY SMITH BARNEY LLC	13.88%
BUILDER FUND CLASS R	FOR THE EXCLUSIVE
	BENEFIT OF ITS CUSTOMERS
	1 NEW YORK PLAZA FL 12
	NEW YORK NY 10004-1901
DELAWARE WEALTH	PERSHING LLC	6.75%
BUILDER FUND CLASS R	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE WEALTH	RELIANCE TRUST COMPANY	15.02%
BUILDER FUND CLASS R	FBO MASSMUTUAL DMF
	P.O. BOX 48529
	ATLANTA GA 30362

DELAWARE GROUP® EQUITY FUNDS V

DELAWARE WEALTH BUILDER FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Wealth Builder Fund (the “Fund”), a series of Delaware Group Equity Funds V (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMEL, MIMAK, MIMGL, and MFMHKL and their businesses, information about the sub-advisory agreements with MIMEL, MIMAK, MIMGL, and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMEL, MIMAK, MIMGL, and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMEL, MIMAK, MIMGL, and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® FOUNDATION FUNDS

DELAWARE STRATEGIC ALLOCATION FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Strategic Allocation Fund (the “Fund”), a series of Delaware Group Foundation Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMEL, MIMGL, and MFMHKL and their businesses, information about the sub-advisory agreements with MIMEL, MIMGL, and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMEL, MIMGL, and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMEL, MIMGL, and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about July 30, 2019 to shareholders of record of the Fund as of July 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about July 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.